UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
On May 28, 2026, Tamboran Resources Corporation, a Delaware corporation (“Tamboran”), Tamboran (Beetaloo) Pty Ltd, a company organized under the laws of Australia and an indirect wholly owned subsidiary of Tamboran (“Australia Sub”), and
Tamboran Resources Investments Holding Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Tamboran
(“U.S. Sub”), completed the previously announced acquisition of all of the subsidiaries of Falcon Oil & Gas Ltd., a corporation incorporated under the Business Corporations Act (British Columbia) (“Falcon” and such transaction, the “Arrangement”), pursuant to an Arrangement Agreement, dated as of September 30, 2025, by and among Tamboran, Australia Sub, U.S. Sub and Falcon as amended by that certain Amending Agreement dated as of March 31, 2026, by and among Tamboran, Australia Sub, U.S. Sub and
Falcon (the “Arrangement Agreement”). The Arrangement was effected by way of a plan of arrangement under the Business
Corporations Act (British Columbia) (the “Plan of Arrangement”).
Item 2.01Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 2.01.
Pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement, at the effective time of the Arrangement
(the “Effective Time”), (a) Australia Sub acquired from Falcon approximately 98.1% of the issued and outstanding equity interests
(the “Falcon Interests”) of Falcon Oil & Gas Australia Limited, a company organized under the laws of Australia (“Falcon Australia”), which represented all of Falcon’s interests in Falcon Australia, and (b) U.S. Sub acquired from Falcon all of the issued and outstanding equity interests (together with the Falcon Interests, the “Subject Interests”) of (i) TXM Oil and Gas Exploration Kft., a
company incorporated under the laws of Hungary, (ii) Falcon Oil & Gas Ireland Limited, a company incorporated under the laws of
Ireland, (iii) Falcon Oil & Gas Holdings Ireland Limited, a company incorporated under the laws of Ireland, and (iv) Falcon
Exploration and Production South Africa (Pty) Ltd, a company incorporated under the laws of South Africa. In exchange for the
Subject Interests, Tamboran (a) issued to Falcon 6,537,503 shares (the “Stock Consideration”) of its common stock, par value $0.001 per share (the “Tamboran Common Stock”), and (b) paid $23,663,080 in cash (the “Cash Consideration”).
Each option to purchase common shares in the capital of Falcon granted to certain directors and officers of Falcon pursuant to the stock option plan of Falcon dated November 19, 2004, as amended, that was outstanding immediately prior to the Effective Time, whether vested or unvested, was deemed to be surrendered to Falcon for termination and cancellation effective immediately prior to the Effective Time.  At the Effective Time, Tamboran entered into consulting agreements with certain directors and officers of Falcon, pursuant to which Tamboran issued to those directors and officers options to purchase an aggregate of 369,084 shares of Tamboran
Common Stock at an exercise price of $21.94 per share.
The foregoing description has been included to provide investors and security holders with information regarding the
Arrangement, the Arrangement Agreement and the Plan of Arrangement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement and the Amending Agreement, which are attached hereto as
Exhibits 2.1 and 2.2 and are incorporated herein by reference.
Item 3.02Unregistered Sales of Equity Securities.
The disclosure set forth above in the Introductory Note of this Report with respect to the Stock Issuance is incorporated by reference herein. Effective as of the Effective Time, the Stock Consideration was issued in reliance upon Section 3(a)(10) of the
Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.
Item 7.01Regulation FD Disclosure.
On May 28, 2026, Tamboran issued a press release announcing the completion of the transactions contemplated by the
Arrangement Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange
Act.
Item 8.01Other Events.
In connection with the closing of the Arrangement, on April 14, 2026, the Supreme Court of British Columbia (the “Court”)
issued and entered a final order (the “Final Order”) approving the Plan of Arrangement, subject to certain amendments thereto, following a hearing by the Court which considered, among other things, the fairness of the Arrangement to certain Falcon shareholders subject to sanctions (referred to herein as the “Subject Shareholder”). Pursuant to the Final Order, the Subject Shareholder was
deemed to have exercised its right to dissent in respect of the special resolution of Falcon’s shareholders approving the Arrangement and, as a result, the Final Order directs that the Subject Shareholder is entitled to receive the greater of (i) the Cash Consideration or
(ii) the fair value of the Subject Shareholder’s shares in Falcon as determined by the Court in accordance with Section 245 of the
Business Corporations Act (British Columbia) (the “Excess Payment”). The Final Order requires that the Cash Consideration and, to the extent required, the Excess Payment, be remitted by Tamboran directly into an existing blocked account at a U.S. financial institution in the name of the Subject Shareholder, in accordance with applicable sanctions laws. Pursuant to the Final Order, to the extent any portion of the Cash Consideration or the Excess Payment, as applicable, remains unclaimed by the Subject Shareholder, neither the Cash Consideration nor the Excess Payment, as applicable, will revert to Tamboran.
Item 9.01Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
As permitted by Item 9.01(a)(3) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Report is required to be filed.
(b) Pro forma financial information.
As permitted by Item 9.01(a)(3) of Form 8-K, any pro forma financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Report is required to be filed.
(d) Exhibits.

Exhibit No.	Description
2.1*
Arrangement Agreement, dated as of September 30, 2025, by and among Tamboran Resources Corporation,
Tamboran (Beetaloo) Pty Ltd, Tamboran Resources Investments Holding Corporation and Falcon Oil & Gas Ltd.
(incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tamboran Resources
Corporation on September 30, 2025).

2.2
Amending Agreement, dated as of March 31, 2026, by and among Tamboran Resources Corporation, Tamboran
(Beetaloo) Pty Ltd, Tamboran Resources Investments Holding Corporation and Falcon Oil & Gas Ltd.
(incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tamboran Resources
Corporation on April 6, 2026).

99.1	Press Release dated May 28, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
*      Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Tamboran agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request; provided, that Tamboran may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act for any schedules and similar attachments so furnished.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: May 28, 2026	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer